Subsequent events	12 Months Ended
Dec. 31, 2023
Subsequent events
Subsequent events

19.Subsequent events

On February 15 and March 4, 2024, the Company closed two tranches of a non-brokered offering of 899,717 common share units (“Common Share Units”) at a price of $3 per Common Share Unit for aggregate gross proceeds of $2,699,151. Each Common Share Unit consists of one common share and one warrant (“Warrant”) to purchase one common share at $4.50 per common share for a period of two years. The Warrants will be immediately exercisable, and may be exercised for two years from the date of issuance, provided, however that, if, the common shares on the TSX Venture Exchange trade at greater than  $6.00 for 10 or more consecutive trading days, the Warrants will be accelerated and the Warrants will expire on the 30th business day following the date of notice.

19.Subsequent events (continued)

In connection with the offering, the Company paid finder’s fees of CAD $132,551, representing a 5% finder’s fee on certain subscriptions to qualified finders, a portion of which was recognized as deferred share issuance costs as at December 31, 2023.

On March 4, 2024, the Company issued an aggregate of 39,483 options to purchase common shares of the Company to directors, officers, employees, and consultants in accordance with the Company’s stock option plan. The options are exercisable at a price of CAD $4.50 per common share and expire five years from the date of grant.

On March 11, 2024, the Company proposed to amend the terms of an aggregate of 1,074,397 outstanding common share purchase warrants by amending the exercise price to $5.00 per share.

Of the warrants, 204,710 were issued pursuant in a private placement that closed in February 2021. The warrants had an original exercise price of $42.26 per share. The Company intends to amend the exercise price from $42.26 to $5.00. Of the warrants, 286,355 were issued pursuant to a private placement that closed in October 2021. The warrants had an original exercise price of $42.93 per share. The Company intends to amend the exercise price from $42.93 to $5.00. Of the warrants, 583,332 were issued pursuant to a private placement that closed in October 2022. The warrants had an original exercise price of $10.98 per share. The Company intends to amend the exercise price from $10.98 to $5.00.

Pursuant to the polices of the TSX Venture Exchange the terms of the warrants, as amended, will be subject to an acceleration expiry provision such that if for any 10 consecutive trading dates during the unexpired term of the warrants, the closing price of the Company’s shares on the exchange exceeds $6.50, the exercise period of the warrants will be reduced to 30 days, starting seven days after the last premium trading day. The Company will announce any such accelerated expiry date by press release. All other terms of the warrants remain unchanged.

The amendments described above are subject to acceptance by the holders of the warrants and the approval of the exchange.